GOF P-1 06/11

SUPPLEMENT DATED JUNE 14, 2011

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE LISTED FUNDS

Franklin California Tax-Free Trust

Franklin California Tax-Exempt Money Fund

Franklin Money Fund

Franklin Tax-Exempt Money Fund

The Prospectus is revised as follows:

As of July 1, 2011, all references to the "Franklin Templeton Cash Advantage Card" are deleted.

Please keep this supplement for future reference.